SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 30, 2004


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of March 30, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2004-HE2)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-110437                  41-1955181
----------------------------        -----------                ------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)             File Number)         Identification No.)




        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 832-7000
                                                           --------------
        -----------------------------------------------------------------

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

               4.1 Servicing Agreement dated as of March 30, 2004 among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2004-HE2, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

               4.2 Trust Agreement dated as of March 30, 2004 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

               4.3 Indenture dated as of March 30, 2004 between the GMACM Home Equity Loan Trust 2004-HE2, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

               10.1 Mortgage Loan Purchase Agreement dated as of March 30, 2004 among GMAC Mortgage Corporation, as seller and servicer, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2004-HE2, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:    /s/ Patricia C. Taylor
                                                 --------------------------
                                            Name:  Patricia C. Taylor
                                            Title: Vice President



Dated:  April 15, 2004

                                  EXHIBIT INDEX


Exhibit Number                      Description


4.1 Servicing Agreement dated as of March 30, 2004 among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2004-HE2, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

4.2 Trust Agreement dated as of March 30, 2004 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of March 30, 2004 between the GMACM Home Equity Loan Trust 2004-HE2, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

10.1 Mortgage Loan Purchase Agreement dated as of March 30, 2004 among GMAC Mortgage Corporation, as seller and servicer, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2004-HE2, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.